Exhibit 99.2

ELECTRIQ POWER Investor Presentation November 14, 2022 T | L | G TLG Acquisition One Corp

Confidentiality and Disclaimer This presentation (together with oral statements made in connection herewith, the “Presentation”) is intended to provide confidential summary information about the business of Electriq Power, Inc. (“we,” “us,” “our,” “Electriq” or the “Company”) with respect to the proposed business combination (the “Business Combination”) between the Company and TLG Acquisition One Corp. (“SPAC”) for informational purposes only. The information in this Presentation is not complete, comprehensive, or exhaustive and remains subject to change. This Presentation is not an offer to sell securities, is not soliciting an offer to buy securities, or make an investment, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. 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The information contained herein does not purport to be all-inclusive and neither the SPAC nor the Company or any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This information is not intended as the basis of any investment decision and may not contain all of the information that a recipient may desire, and each recipient should perform its own independent investigation and analysis with respect to any investment decision. None of the Company, the SPAC or any other person are providing you with any legal, business, tax or other advice, and you should consult with your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment decision in connection with the Business Combination. In the event that any portion of this Presentation is inconsistent with or contrary to any of the terms of the definitive purchase agreement entered into in connection with the Proposed Transaction or an investment in securities in connection therewith, the definitive agreement shall control. To the fullest extent permitted by law, in no circumstances will SPAC, the Company or any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of SPAC, proposed Business Combination. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Forward-Looking Statements Certain statements in this Presentation may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Presentation are forward-looking statements, including statements concerning the Company’s expected capital needs, cash runway and use of proceeds. Forward-looking statements herein generally relate to future events or the future financial or operating performance of SPAC, the Company or the combined company expected to result from the Business Combination (the “Combined Company”). For example, projections of future financial performance of the Company or the Combined Company, the Combined Company’s business plan, other projections concerning key performance metrics, the proceeds of the Business Combination and the Combined Company’s expected cash runway, the potential effects of the Business Combination on SPAC and the Combined Company, the satisfaction of closing conditions to the Business Combination and the timing of completion of the Business Combination, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “ should,” “ expect,” “ intend,” “ will,” “estimate,” “ anticipate,” “ believe,” “ predict,” “project,” “target,” “budget,” “forecast,” “could,” “continue,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are based on beliefs and assumptions and on information currently available to management of the Company and are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SPAC, the Company and its management, as the case may be, are inherently uncertain and subject to material change. There can be no assurance that future developments affecting the Company will be those that it has anticipated. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risk and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors Summary” in the Presentation. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of SPAC and the Company described above. Neither SPAC nor the Company undertakes any duty to update these forward-looking statements. In addition, no responsibility, liability or duty of care is or will be accepted by the SPAC, the Company or any other person for updating or revising this Presentation or providing any additional information to any recipient and any such liability is expressly disclaimed. 2

Confidentiality and Disclaimer (Cont’d) Use of Projections This Presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as being predictive of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such prospective financial information, including without limitation, assumptions regarding SPAC’s and the Company’s ability to consummate the Business Combination, the failure of which to materialize could cause actual results to differ materially from those contained in the prospective financial information. SPAC and the Company cautions that their assumptions may not materialize and that current economic conditions render such assumptions, although believed reasonable at the time they were made, subject to greater uncertainty. See the section above titled “Forward-Looking Statements”. While all financial projections, estimates and targets are necessarily speculative, SPAC and the Company believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the Combined Company after the Business Combination or that actual results will not differ materially from those presented in the prospective financial information. The inclusion of financial forecast information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither SPAC’s nor the Company’s independent auditors registered public accounting firms have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation or any other purpose, and accordingly, none of such independent auditors registered public accounting firms has expressed any opinion or provided any other form of assurance with respect to such projections. No Offer or Solicitation This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any private offering of securities in connection with the Business Combination (the “Securities”) will not be registered under the Securities Act of 1933, as amended (“Securities Act”), and will be offered as a private placement to a limited number of “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or institutional “accredited investors” (within the meaning of Rule 501(a) under the Securities Act). Accordingly, until registered for resale, the Securities must continue to be held until a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption from registration under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither the Company nor SPAC is making an offer of the Securities in any state or jurisdiction where the offer is not permitted. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the reasonableness, accuracy or reliability of such assumptions or the accuracy or completeness of any projections or modeling or any other information contained herein. Any comparison of the Company to the industry or to any of its competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to the Company. The Company obtained this information and statistics from third-party sources, including reports by market research firms and company filings. Finally, while the Company believes its research is reliable, such research has not been verified by any independent source and none of the Company, nor any of its affiliates nor any of its control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but SPAC and the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. No Relationship or Joint Venture Nothing contained in this Presentation will be deemed or construed to create the relationship of partnership, association, principal and agent or joint venture. This Presentation does not create any obligation on the part of either the Company, SPAC or the recipient to enter into any further agreement or arrangement, and each of the Company and the SPAC reserves the right to discontinue discussions or negotiations at any time for any reason or no reason. Unless and until a definitive agreement has been fully executed and delivered, no contract or agreement providing for a transaction will be deemed to exist and none of SPAC, the Company or the recipient will be under any legal obligation of any kind whatsoever. Accordingly, this Presentation is not intended to create for any party a right of specific performance or a right to seek any payment or damages for failure, for any reason, to complete the proposed transactions contemplated herein. 3

Confidentiality and Disclaimer (Cont’d) This Presentation is not a substitute for the registration statement or for any other document that the SPAC may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by the SPAC, when they become available, through the website maintained by the SEC at http:// www.sec.gov. CONFIDENTIALITY NOTICE This Presentation is intended exclusively for the individual or entity to which it is addressed. This Presentation and the accompanying communication may contain information that is proprietary, privileged, confidential or otherwise legally exempt from disclosure. If you are not the named addressee, you are not authorized to read, print, retain, copy or disseminate this message or any part of it. If you have received this message in error, please notify the sender immediately either or reply to this e-mail and delete all copies of this message. 4

TLG Acquisition One Corp. Overview $400mm publicly listed SPAC led by a team of public company operators and domain experts committed to an active partnership with merger partner to drive long-term value Company Overview Ticker: NYSE: TLGA $400mm IPO: 40 million units issued in IPO; 40 million shares of common stock (not including founder shares) currently outstanding(1) Distinguished Board of Directors with deep domain and operating expertise across tech sectors TLG’s Differentiated Value Proposition Officers / Directors have decades of public company operating, governance, acquisition and integration experience Technology industry veterans with deep domain expertise and a track-record of operating and investing experience Reputation for driving long-term operational success through macroeconomic cycles Extensive network of relationships to deliver additional capital and facilitate consummation of a business combination Executive Overview Michael Lawrie; Founder and CEO Business & technology leader, strategist and change agent Former CEO of three public companies – DXC Technology Company (NYSE:DXC), Misys plc and Siebel Systems Inc. David Johnson; CFO and Director Corporate strategist & expert in M&A and related integration Former Senior Advisor to & Senior Managing Director at the Blackstone Group 1. Certain investors have exercised their rights to separate their units into shares of Class A Common Stock and warrants. 5

Table of Contents 1. Introduction: Michael Lawrie and Frank Magnotti 2. Addressable Market & Strategy: Frank Magnotti 3. Differentiated Solution: Jim Van Hoof 4. Financials and Valuation: Jim Van Hoof 5. Summary: Michael Lawrie 6

Presenters Frank Magnotti CEO, Electriq Founded Comverge, a pioneer of virtual power plant and virtual peaking capacity contracts with utilities and ISO’s 6 GW of demand response to ~5mm homes General manager of utility solutions at AT&T and program manager at Bell Labs Jim Van Hoof COO, Electriq Joined Electriq after working as CFO for Ionic Materials, a developer seeking breakthrough innovation in battery materials Former VP of Growth & Innovation at Hubbell Incorporated, Chief Tax Officer for Bunge and VP and CFO for UTC Power Michael Lawrie Founder and CEO, The Lawrie Group Business & technology leader, strategist and change agent Former CEO of three public companies – DXC Technology Company (NYSE:DXC), Misys plc and Siebel Systems Inc. 7

ELECTRIQ POWER 1. Introduction

Electriq Company Overview Electriq Power (“Electriq”, or the “Company”) is a provider of intelligent energy storage and management solutions for the residential and small business markets. The company combines hardware and software integrated energy storage into one offering that provides reliability and ease of use at an attractive end-point price to the customer E P We passionately believe in distributed energy storage solutions to shape our world’s environmental and economic future Electriq’s solutions • Achieve society’s energy requirement into the future • Integrate energy storage solutions across geographies • Enable access to clean energy storage for all Founded in 2014 in Silicon Valley • Capital-light and people-light strategy with ~650 trained installers at ~400 installation companies nationwide • Deployments in the U.S., Canada and Puerto Rico $133mm of projected revenue in 2023(1), positive projected Adjusted EBITDA in 2023 Backed by sustainable investors focused on transformative technologies 1. See assumptions on page 38. 9

Where Electriq Fits in the Energy Ecosystem CLOUD Data CLOUD ELECTRIQ POWER Data CLOUD CLOUD CLOUD Power Generating Assets / Grid Data is shared with utilities to offload power and remove stress from the grid Utilizes OpenADR solutions to communicate with installed products Electriq Grid Services (Virtual Power Plant) Electriq Fleet Management Software Data Network Operating Center (NOC) Cloud technology transmits data between the end user and NOC for data monitoring and user management Designed to enable optimized fleet management and remove strain on the grid Electriq PowerPod 2 (including consumer and installation software) End User End-users with and without installed solar PV can benefit from Electriq battery storage for power resiliency and cost savings System designed to deliver backup, self-supply and time-of-use options allows end users to reduce energy costs through efficient use of storage 10

Company Track Record and Impact Select Customers City of Parlier CUC You’ve got the power 2015 - 2019 Beta EP system is deployed IQ ESS launches Accepted into Powerhouse Accelerator Frank Magnotti steps in as CEO PowerPod 1 launches Greensoil Investment infuses series seed capital 2020 Electriq announces additional equity raise Announces LFP ESS (PowerPod 2) Adds to SunGage and Sunlight Financial Electriq becomes Open ADR 2.0 certified Electriq acquires LillyPad & Emergent Microgrid Electriq chosen for Marin Clean Energy ESS program 2021 PowerPod 2 launches with UL9540 Secures Sustainable Communities Network deal in Parlier, CA Signed or in-negotiation to secure ~160 MWh of full battery system supply and ~140 MWh of battery cells Signs 3-year white label agreement Opens Florida facility and moves to larger facility in San Leandro, CA 2022 Access TAB MoU signed in April and announced in May for solar and battery installations in the DC area Barrio Electrico MoU signed in March and announced in June for residential solar and battery systems in Puerto Rico Letter of Intent signed in May with New Channel Partner, one of the largest private owners of residential energy resources in North America Secured purchase orders from major white label partner that provide visibility for 2023 white label revenue Negotiating with a third party financier for residential and commercial solar / storage projects for $300mm of project financing(1) Benefits to Grid and Society Power Resiliency Superior energy storage offering to offset power interruptions and ease the grid’s capacity Socially Responsible Intended to be affordably priced to democratize access to reliable energy storage systems Cost Savings Cost savings against peak power rates Eco-Friendly Solar + storage enabled by PowerPod 2 greatly reduces homeowner’s emissions and carbon footprint while also improving their energy efficiency 1. Electriq is negotiating with a third party financier for residential and commercial solar / storage projects; Definitive agreements are pending. 11

ELECTRIQ POWER 2. Addressable Market & Strategy

U.S. Residential Solar / Battery Storage Market & Electriq Market Share Residential solar installs are growing rapidly in the U.S., with annual installed capacity forecasted to grow at ~15% which implies a more than 40%(1) CAGR from 2023-2025 for Electriq’s market share U.S. Residential Solar Installed Capacity (GW) 2022-230 CAGR: 15% 20.0 24.5 28.9 33.4 37.7 43.3 49.7 56.4 63.2 70.7 78.7 2022A 2021A 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E Total U.S. Battery Storage Unit Installs (000s) 2022 new battery attachment rate of 21%(2), with 2%-4% annual increase thereafter(3) Retrofit annual attachment rate of 1%(4) New Battery Storage Unit Installs Retrofit Battery Storage Unit Installs 2023-2025 CAGR: 21% 193 54 139 225 60 166 241 64 177 332 71 261 New Install 2022E 21% 2023E 24% 2024E 27% 2025E 30% Electriq Implied Battery Unit Volumes 2022 and 2023 unit volumes and implied market share based on existing customer agreements(5) Hypothetical alternatives, assuming Electriq’s market share grows 0.5%-1.5% per year thereafter Market Share Growth Case: 0.5% 1.0% 1.5% 23-25 CAGR 2,115 6,111 7,753 8,959 10,165 12,316 15,632 18,949 76% 60% 42% Market Share(6) 2022E 2023E 2024E 2025E 1.1% 2.7% 3.2% 3.7% 1.1% 2.7% 3.7% 4.7% 1.1% 2.7% 4.2% 5.7% Source: Bloomberg New Energy Finance (“BNEF”), Sunrun, SunPower and Sunnova company presentations and filings, Lawrence Berkeley National Laboratory. 1. 40% CAGR based on 0.5% Market Share Growth Case. 2. Based on average of Q1 2022 and Q2 2022 attachment rates per Sunrun, SunPower and Sunnova public filings. 3. Figures in charts represent midpoint of assumption ranges. 4. Based on Electriq management estimate. 5. Assumes a portion of targets in master agreement with Santa Barbara and MOUs / LOIs with City of Parlier, New Channel Partner, Access TAB and Barrio Electrico and purchase orders with major white label partner are delivered. 6. Based on total anticipated U.S. battery storage unit installs; 2024E and 2025E market share percentages are based on the variable Market Share Growth Cases (0.5%/1.0%/1.5% being added each year). 13

Regulatory Support of Energy Storage Strong and growing federal and state support for solar and storage industry, buoyed by recent Inflation Reduction Act legislation Federal Support(1) At the federal level, President Biden signed into law the Inflation Reduction Act on August 16, 2022, which includes $369 billion for Climate Change and Energy Security, including tax credits and grants to make homes energy efficient: 30% ITC restored for solar and storage projects 10 years Extension of full PTC / ITC (or the equivalent) values to at least 2032 Stand Alone Storage Introduction of ITC for stand-alone storage installs for first time, a jolt to the retrofit market Up to 20% Bonus ITC for development in certain low-income communities Industry Reactions “This law will put millions more Americans to work, ensure clean, renewable and reliable domestic energy is powering every American home, and save American consumers money.” – Heather Zichal, CEO, American Clean Power Association “[The law] features long-term investments in clean energy and new incentives for energy storage, which give solar and storage businesses a stable policy environment and the certainty they need to deploy clean energy…” – Abigail Ross Hooper, CEO, Solar Energy Industries Association Energy Storage Targets by State(2) California(3) 1.3 GW by 2024 Nevada 1 GW by 2030 New York(4) 6 GW by 2030 Maine 400 MW by 2030 Massachusetts 1 GWh by 2025 Connecticut 1 GW by 2030 New Jersey 2 GW by 2030 Virginia 3.1 GW by 2035 Select Utilities Offering Customers Storage Incentives: Hawaiian Electric nationalgrid NV Energy EVERSURCE ENERGY GREEN MOUNTAIN POWER 1. Senate Democrat’s Summary: The Inflation Reduction Act of 2022, SEIA Inflation Reduction Act Summary Report. 2. Energy Storage Targets by State, excluding those for California and New York, from Energy Storage Association’s Clean Energy Legislative Academy presentation in July 2021. 3. California Public Utilities Commission Energy Storage Overview. 4. Governor Kathy Hochul’s January 5th, 2022 State of the State address. 14

Go-to-Market Strategy Electriq has developed three go-to-market strategies to capture its large addressable market Customer Overview White Label / Distributors Strategic partners with established B2C distribution channels for residential energy solutions Energy storage complementary to existing offerings (e.g. generators / backup) Microgrid Microgrid providers and homebuilders Focusing on clean installation and affordable price point Modular design intended to fit a wide range of homes Sustainable Communities Network Residential customers in municipalities and townships Drives immediate savings for consumers and acceleration of renewable target goals for municipalities Focus on under-resourced communities Major white label partner ced greentech access tab barrio electric New Channel Partner City of Parlier Anticipated Unit Economics ~$9,500 Unit Price ~8% 2023 Gross Margin ~$11,000 Unit Price ~28% 2023 Gross Margin ~$40,000 Unit Price ~30% 2023 Gross Margin Projected 2023 Revenue / Gross Profit Mix(1) White Label 2023 Unit Volume: 1,596 ‘23 Revenue $15mm 11% ‘23 Gross Profit $1mm 3% Microgrid 2023 Unit Volume: 2,295 ‘23 Revenue $29mm 22% ‘23 Gross Profit $8mm 23% Sustainable Communities Network 2023 Unit Volume: 2,220 ‘23 Revenue $89mm 67% ‘23 Gross Profit $26mm 74% 1.See assumptions on page 38. 15

White Label Case Study Overview Major white label partner is a leading provider of residential energy solutions including backup generators, with a global presence Electriq executed a long-term white label agreement with white label third party in March 2021 to deliver residential battery units Under the agreement, the white label third party is committed to purchase a minimum number of battery units from Electriq and market them to its residential customers through its distribution channels Key Terms of Agreement Three-year initial term (March 2024) with automatic extension indefinitely until terminated The white label third party to provide a forecast of units at periodic intervals, and is contractually bound to purchase 100% of first 3 months of forecast, and at least 80% and up to 200% of next 3 months of forecast The white label third party to provide Tier 1 & 2 customer support; Electriq to provide Tier 3 support only for 10 years after install Exclusivity: The white label third party to exclusively sell Electriq energy storage products in North America and Electriq will not sell its products to certain covered competitors, assuming the white label third party meets minimum volume commitments White Labeled Product Delivered and Backlog Units(1) First shipment of Electriq solution delivered to white label third party in the first week of October 2021 1,038 units delivered through Q2 2022 with purchase orders for an additional 6,212 units remaining Revenue: $10mm Units Delivered: 1,038 Total Purchase Orders Signed: $70mm 7,250 Units Backlog Delivered Backlog: $60mm Units: 6,212 1.The projections in this presentation assume that $25mm of the $60mm remaining backlog will be delivered from July 2022-December 2023. 16

Microgrid Case Studies

~$30mm of revenue expected through 2023[1]

Customer	Overview	Agreement	Engagement Model and Volumes
Access TAB	Minority-owned business developing real estate and solar projects across the Washington, DC area	Memorandum of Understanding signed in Apr. 2022 for solar and battery storage installations in the Washington, D.C. area	• Electriq and Access will collaborate to establish the ecosystem that will own, market, sell, install, operate and maintain rooftop solar panels on commercial and residential buildings along with home battery systems • Projects initially targeting home battery and rooftop solar installations in ~1,000 or more locations within a 24-month period[2]
New Channel Partner	Largest private owner and operator of residential distributed energy resources in North America	Master Installation Agreement signed in September 2022	• New Channel Partner has launched an energy storage program to offer residential energy storage systems to its portfolio of over 50,000 owned and 80,000 managed and maintained solar systems • The current forecast is 50 batteries for 2022 and 375 for 2023 across portfolio[2]
Barrio Eléctrico	Nonprofit that develops and operates residential solar systems in Puerto Rico	Memorandum of Understanding signed in Mar. 2022	• Committed financing for 300 systems and business plan to install ~1,000 residential solar systems by Q2 2023 and up to 1,600, subject to availability of investment funds – includes expectation to use Electriq's PowerPod 2 in those systems

For every $1 of battery revenue Electriq receives in Microgrids, it receives another ~$0.15 of other upfront revenue (installation & development fees) and an additional ~$0.35 of high margin software, services and Virtual Power Plant revenue over time

Solution	Gross Margin
Upfront - PowerPod 2, Installation & Development	~28%
Longer Term Target - Fleet Management Software and Virtual Power Plant	~ 50% - 90%

1. Assumes a portion of targets in the MOUs / LOIs with Access TAB, New Channel Partner and Barrio Electrico are delivered.
2. Delivery of products under this relationship is dependent on negotiation and execution of definitive agreements.

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Sustainable Communities Network Case Study: City of Parlier City of Parlier Electriq’s goal is to create partnerships with municipalities to provide sustainable and resilient solar microgrids to historically under-resourced communities Designed for Success Across the Program Municipality Wins Offers their constituents discount to current utility rates Gains revenue stream without any out-of-pocket expense Promotes renewable energy, contributing to California’s goals Homeowner Wins Solar and battery storage at no upfront costs Customer savings of 15%+ from comparable utility rates Gains backup system in the event of a grid outage 20-year+ PPA helps to establish a predictable energy price Project Finance Investor Wins Designed to provide recurring, stable cashflows over 20+ years Tax credit advantages: Federal ITC, accelerated depreciation Desirable risk-adjusted returns Electriq Wins Acts as developer for municipal projects Deploys energy storage systems in geographic concentrations Retains rights to use batteries for demand response (VPP) Recurring revenue for fleet management services and software For every $1 of battery revenue Electriq receives in Sustainable Communities Network, it receives another ~$2 of other upfront revenue (solar, installation & development fees) and an additional ~$1 of high margin software, services and Virtual Power Plant revenue over time Solution Gross Margin Upfront - PowerPod 2, Solar, Installation & Development ~30% Longer Term Target -Fleet Management Software and Virtual Power Plant ~ 50% - 90% Source: Company materials. 18

Sustainable Communities Network: Major Opportunity in California

Addressable Market of over $6.0 billion[(1)]

Totals

- Addressable Market: 3,036k
- Anticipated Home Signup: 5.0%
- Anticipated Home Signup #: 151,803
- Resulting Revenue: $6,072mm

Addressable Market within High-Probability Communities[(2)]	
Santa Barbara[(3)]	74,000 homes
Buena Park	12,000 homes
Goleta	5,800 homes
Coalinga	2,300 homes


Parlier
Coalinga
Goleta
Santa Barbara
Buena Park

Sierra Foothills (PGE)

- Addressable Market: 142k
- Anticipated Home Signup: 5.0%
- Anticipated Home Signup #: 7,103
- Resulting Revenue: $284mm

Greater San Joaquin (PGE)

- Addressable Market: 695k
- Anticipated Home Signup: 5.0%
- Anticipated Home Signup #: 34,733
- Resulting Revenue: $1,389mm

Central CA Counties (SCE)

- Addressable Market: 1,559k
- Anticipated Home Signup: 5.0%
- Anticipated Home Signup #: 77,949
- Resulting Revenue: $3,118mm

San Diego County (SDGE)

- Addressable Market: 565k
- Anticipated Home Signup: 5.0%
- Anticipated Home Signup #: 28,268
- Resulting Revenue: $1,131mm

Imperial Irrigation District

- Addressable Market: 75k
- Anticipated Home Signup: 5.0%
- Anticipated Home Signup #: 3,750
- Resulting Revenue: $150mm

1. Addressable Market represents number of households (per Census.gov) x 50% owner-occupied rate; Revenue assumes $40,000 per home signup.
2. High-probability communities are those in which the Company has had discussions with City Council and community staff members and are in various stages of discussions and negotiations.
3. Santa Barbara County master agreement has been executed.

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Electriq power 3. Differentiated Solution 20

Electriq’s Solutions / Product Offerings PowerPod2 Rechargeable home battery and home energy management solution Stores energy from solar or the grid Uses stored energy to lower energy costs and provide backup power Modular design to fit any size home Fleet Management Software Analytics and insights on energy production, consumption and storage data Smart home energy monitoring tools for homeowners Simplified installation and system verification Proprietary algorithms use factors such as historic usage patterns, solar production, utility rates and seek to optimize forecasting Grid Services (Virtual Power Plant) Automated demand response solutions to reduce implementation costs and improve interoperability OpenADR for access to any Automated Demand Response program PowerADR for aggregation of fleet storage systems Dense geographic deployments boost the transmission & distribution benefits for Virtual Power Plants 21

Electriq’s Differentiated Technology Solution Cloud Enabled Software Platform Embracing industry standards like Open Automated Demand Response (Open ADR) is designed to ensure seamless, secure and reliable integration with a variety of grid services partners Allows Electriq the ability to monetize and broker storage assets for grid services / Virtual Power Plants Allows customers to switch between energy arbitrage, backup power and self-supply modes automatically to achieve personal goals Cloud telemetry and control supports increased security as well as additional potential forward integrations into smart cars, smart homes and cooperative exchanges System designed to continue to operate autonomously and safely based upon “last strategy” if / when cloud software platform becomes unavailable Exclusive use of cloud services enables more reliable availability (no company data centers) Multiple safeguards, including solar control, are designed to protect the system from overloads Can be integrated with fuel generators and fuel cells to efficiently manage fuel consumption, reduce noise and extend useful life Available in Both AC & DC Formats Excellent fit for combined solar + storage installations (DC) as well as retrofitting existing homes with solar to include battery storage (AC) Ease of Installation Wide range of inverters, switches and batteries due to open hardware agnostic architecture UL 9540 certification for “factory-in-the-field” installation Shipped on a modular basis, simplifying installation for trained technicians Indoor or Outdoor Application Certified NEMA 3R for weather-resistant outdoor installation Dual-band Connectivity State-of-the-art cellular Internet of Things (IoT) connectivity out of the box designed to enable simpler installation and provides basis for providing grid services Service Level Agreements (SLAs) 4G LTE, Wi-Fi and Ethernet capabilities provide extensive communications redundancy 22

Installation Differentiation Electriq is UL certified for factory in the field and recommended by installers for its safety and user friendly interface UL 9540 Certification UL 9540A Test Method was developed to address safety concerns identified by the building codes and the fire service in the United States Addresses the following: – BESS installation instructions – Installation ventilation requirements – Effectiveness of fire protection (internal or external) – Fire service strategy and tactics PowerPod 2 certification – Passed UL 9540A test; fully certified for battery fire safety Quick Installation PowerPod 2 is believed to be the first residential energy storage system with UL 9540 certification where the “factory is in the field” PowerPod 2’s modular design and our installation app provide for an overall efficient installation: – Only requires one installer – Delivered with skid for easy assembly – Electriq PowerTools phone app provides step-by-step instructions to guide the installer and customer through the installation process Source: Company website and UL. 23

Electriq's Near-Term Technology Enhancements

Hub-of-the-Home

- Acts as a Hub-of-the-Home – standing between utility and homeowner and helping both manage power costs and consumption
- Integrates with existing smart appliances and home management solutions (e.g. Google Home, Alexa), including EVs
- Allows Electriq the ability to monetize storage assets for grid services / Virtual Power Plants
- Addresses growing duck curve challenges in California

Hub-of-the-Home System



Enhancements to Fleet Management Software

- Fleet management that will provide features such as forecast of future capacity, weather overlay, KPIs, advance alert system, among others
- Will be available to customers in different pricing tiers and service levels
- Local demand forecasts, rate tables and battery capacity forecasts for grid providers



Single Space Saving Enclosure

- The future redesigned enclosure will allow Electriq to fit more battery modules in a single enclosure resulting in cost reduction and 37% wall space savings
- Removes the need for battery harness extensions and conduits to add-on boxes
- Strong relationship with both battery suppliers (CATL / Zhongeng and Topband) to produce battery packs to fit in the redesigned enclosures

20 kW System Today | **Future 20 kW System**



Current
700 mm
1,270 mm
Wall space required : 2,119 mm (6.95')
Redesigned
760 mm
1,360 mm
Wall space required : 1,326 mm (4.35')

Integrated Cellular + Ethernet Connectivity

- Introducing a new eSIM which automatically switches between the 3 largest operators[1] to access whichever provides the best signal strength while reducing the number of SKUs for Electriq to stock
- Increased reliability via Ethernet connectivity compared to WiFi, which is more susceptible to signal interference and procurement, security and installation issues



Verizon
(US only)
Rogers
(Canada partial)
AT&T
(US/Puerto Rico/Canada)
eSIM (ATT, T-Mobile) +
Verizon (North America)
Ethernet Connectivity

1. AT&T, T-Mobile and Verizon.

24

Product Manufacturing Overview LFP Batteries Inverter Enclosure Enclosures PowerHub PowerHub PoweHubs Purchase & Shipping Electriq specifies product requirements and purchases components; a freight forwarder is utilized to ship (via boat) from China to the U.S. Forwardly reserved 20,000 units(1) of battery capacity from multiple suppliers Additional component suppliers being evaluated and qualified ELECTRIQ POWER Electriq’s Warehouse PowerPod assembly software ensures all assembled components and cable harnesses are activated and operational before they are palletized and sent to customers Electriq’s Warehouse PowerPod assembly software ensures all assembled components and cable harnesses are activated and operational before they are palletized and sent to customers PowerPods B2B Sales Channels 1. Assumes a unit size of 15kWh. 25

Key Components Battery Packs Inverters Enclosures PowerHub Module Principal Supplier catl(1) Goodwe your solar engine shang Sierra Wireless Second Source Topband SMA Actno (Taiwan) Redstone (Mexico) Hybrid = cell module + BYD Strategy Ensure availability Reduce cost Ensure availability Geographic diversity Ensure availability Geographic diversity Ensure IoT cellular availability / affordability Status of Securing Second Source Contract signed Securing UL certification For AC coupled: evaluating SMA (high quality supplier) Two likely sources identified First sample from Actno received for evaluation Conceptual - requires larger investment Timing Commercially available end of Q3 2022 Q4 2023 (depending on product roadmap decisions) Q3 2023 (depending on roadmap decisions and scalability requirements) TBD 1. CATL is the battery manufacturer that supplies cells to the party that Electriq holds a supply agreement with. 26

ELECTRIQ POWER 4. Financials and Valuation

Financial Snapshot(1) Units Sold (# of Units) 320 2021 1,165 2022 6,111 2023 2023 = 6,111 units 786 Q1 2023 1,281 Q2 2023 1,772 Q3 2023 2,272 Q4 2023 Gross Profit and Margin % ($ in millions) $0.5 2021 $2.4 2022 $35.8 2023 2023 = $35.8 Margin = 26.8% $3.4 Q1 2023 $7.0 Q2 2023 $10.7 Q3 2023 $14.6 Q4 2023 Revenue ($ in millions) $3.4 2021 $21.4 2022 $133.5 2023 2023 = $133.5 $14.3 Q1 2023 $26.8 Q2 2023 $39.5 Q3 2023 $52.9 Q4 2023 Adjusted EBITDA ($ in millions) ($8.8) 2021 ($14.5) 2022 $6.0 2023 2023 = $6.0 ($2.1) Q1 2023 $0.0 Q2 2023 $2.6 Q3 2023 $5.5 Q4 2023 Note: Actuals through Q2 2022; all other periods are estimates. 1. See page 38 for assumptions and additional detail. 28

Projected Revenue Mix

Through upfront hardware sales, Electriq is creating a platform that is designed to generate substantial, recurring high margin software and services revenue

Projected Shift in Revenue Mix 2022-2023



Microgrid
7%
Sustainable Communities Network
10%
2022
White Label
83%

2022 - 2023
Reduced White Label concentration as Sustainable Communities Network begins to scale



Microgrid
22%
White Label
11%
2023(1)
Sustainable Communities Network
67%

Potential Revenue Mix from Microgrid Sales



Upfront Installation & Development Fee
11%
Recurring Software & Services Revenue
23%(2)
Upfront Battery Revenue
66%

Potential Revenue Mix from Sustainable Communities Network Sales



Upfront Solar, Installation, and Development
51%
Recurring Software & Services Revenue
24%
Upfront Battery Revenue
25%

Recurring Revenue

Software and Services revenue in Sustainable Communities Network term sheet creates a potential ~$100mm stream of high margin revenue over time[3]

Revenue Per Unit Sold

Revenue Per Unit increases as Sustainable Communities Network becomes a larger share



$9,770
$9,911
$9,373
$11,683
$18,225
$20,925
$22,293
$23,266
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Note: Actuals through Q2 2022; all other periods are estimates.

1. Represents each respective sales strategy based on assumptions that a portion of targets in master agreement with Santa Barbara and MOUs / LOIs with City of Parlier, New Channel Partner, Access TAB and Barrio Electrico and purchase orders with major white label third party are delivered.
2. Based on 10-year warranty life for battery units.
3. Illustrative revenue for ~8,000 units deployed under 25-year power purchase agreements.

29

Business Models Proven, Market Demand Strong, Scaling in Process Segment Item Timeframe Status and Next Steps Progress Risk Mitigation White Label Scale Phase ~$25mm revenue expected through 2023 2021-2023 $25mm firm purchase orders in hand from white label partner for delivery over the next 18 months Lessen white label partner concentration by additional white label partners and products (i.e. EV charging, home automation) Microgrid Pilot Phase Scale Phase(1) ~$30mm revenue expected through 2023 2021-2022 2022 2023+ Pilot Projects with: Marin Clean Energy (CA), Barrio Electrico (Puerto Rico), Access TAB (Washington DC), and CUC Finalized New Channel Partner contract Execute and expand on microgrid opportunities Lessons learned, process mapping, baselines and metrics established, process improvements Hire seasoned executive and BD personnel in next 6 months Sustainable Communities Network Pilot Phase Scale Phase(2) $6B opportunity with $89mm revenue expected through 2023 2021-2022 2022 2023+ Parlier, CA master agreement in place, targeting 3%-5% annual customer acquisition Executed Santa Barbara County master agreement, ~$150mm revenue opportunity through 2023; execute agreements for project finance capital Expand on Sustainable Communities Network opportunities Lessons learned, process mapping, baselines and metrics established, process improvements Hire seasoned executive and BD personnel in next 6 months Supply Chain Secure Supply Scale Product Production Current capacity single shift 638(3) units/mo; max achieved 414 units/mo 2022-2023 2021 2022 2023 12+ months supply secured at cost of $100mm Expected Production Targets 10-100 units/mo 100-1,000 units/mo 1,000+ units/mo Forwardly reserved capacity, multiple suppliers (as listed on Supply Chain Sourcing Strategy on page 26) Multiple shifts possible Lean consultant efficiency 1. Assumes a portion of targets in the MOUs / LOIs with Access TAB, New Channel Partner and Barrio Electrico are delivered. 2. Assumes a portion of the addressable market is executed. 3. Company estimated takt time. 30

Transaction Overview Transaction Structure TLG Acquisition Corp. to merge with Electriq at a pro-forma Enterprise Value of $620mm (4.6x 2023E Revenue) SPAC Sponsor Shares – Up to 5mm forfeited and 1mm subject to performance-based vesting Up to 7mm SPAC shares to be used as incentives for new equity investors and non-redemption agreements Transaction is assumed to result in $125mm to cash on the balance sheet Electriq shareholders roll 95% of equity New debt of $30mm expected to be closed and partially funded by 2022 year-end Sources & Uses ($mm) Sources Cash in TLG Trust (residual) $55 SPAC Sponsor 58 New Equity 70 New Debt 30 New Convert 20 Existing Electriq Shareholders 478 Total Sources $710 Uses Cash to Balance Sheet $125 Cash to Existing Electriq Shareholders 25 SPAC Sponsor 58 Existing Electriq Shareholders 478 Fees & Expenses 25 Total Uses $710 Pro Forma Capitalization and Ownership ($mm) Existing Electriq Shareholders(1) $478 Plus: Existing SPAC Shareholders 55 Plus: New Equity (incl. incentive shares)(2) 105 Plus: SPAC Sponsor(3) 58 Equity Value $695 Less: Cash to B/S ($125) Plus: New Debt $30 Plus: New Convert $20 Enterprise Value $620 SPAC Sponsor 8% New Equity 15% Existing SPAC Shareholders 8% Existing Electriq Shareholders 69% Note: Assumes $55mm in total potential proceeds from non-redeeming shareholders in trust based on 86% in redemptions. Includes no assumption for any excise tax potentially due under the Inflation Reduction Act. Assumes all Electriq stockholders elect to receive a portion of the merger consideration in cash. Excludes potential dilution from outstanding and to-be-issued options and warrants. 1. Includes 2.75mm incentive shares in escrow that may be transferred to new equity investors 2. Assumes 3.5mm incentive shares are transferred to new equity investors 3. Includes 1mm of SPAC Sponsor shares subject to time and/or performance-based vesting and 0.75mm incentive shares in escrow that may be transferred to new equity investors 31

Identifying Electriq’s Comparable Universe Key Criteria for Determining Best Comps Leaders in residential battery storage Large addressable markets High-growth financial profiles Disruptive, renewable technologies Focus will be on growth and margin profile and competitive moat / differentiators Comparable Universe Distributed Solar / Storage & Ancillary Equipment 32

Valuation and Operational Benchmarking EV / 2023E Revenue Enterprise Value ($mm) Discount to mean 14.0x Mean: 6.1x Median: 5.5x EV / 2023E Revenue of comparables 11.5x 5.5x 6.4x 5.8x 4.6x 4.0x 2.1x 4.0x 1.9x 2022-2023E Revenue Growth 524% Mean: 31% Median: 35% 59% 62% 41% 36% 35% 28% 17% 9% (5%) 2023E Adjusted EBITDA Margin Mean: 18% Median: 18% Q4 ‘23 Adjusted EBITDA Margin of 10% 33% 25% 31% 30% 18% 18% 10% 9% (5%) 1% 5% Source: Electriq company projected financials, public company filings, Capital IQ as of 11/10/2022. 33

ELECTRIQ POWER 5. Summary

Key Investment Highlights Giant addressable market Residential solar installs are growing rapidly in the U.S., with annual capacity forecasted to grow at ~15%(1) Energy storage growth supported by favorable public policies Differentiated “total solution” offering Single solution designed to seamlessly combine hardware and software into an integrated energy storage offering One of the few home energy management systems + integrated solutions providers in the resi energy storage landscape Comprehensive platform built on strong technology foundation and designed for installers Highly attractive value proposition for distributors, installers and homeowners Multiple market offerings combine integrated home energy management with grid services though VPP capabilities Attractive financial model with clear path towards profitability Path to substantial revenue growth – projected to be Adjusted EBITDA positive in 2023 Multiple executed contracts and partnerships provide significant revenue visibility(2) Differentiated ESG story Helps low and moderate income customers to go green through partnerships with municipalities Energy transition enabler Pioneering public company management team with track record of success Led first smart grid company to go public (2007) with 6 GW of demand response Pioneers in the VPP space with a diverse senior management team 1. Per BNEF. 2. Includes master agreement with Santa Barbara and MOUs / LOIs with City of Parlier, New Channel Partner, Access TAB and Barrio Electrico and purchase order agreement with major white label partner. 35 Strictly Confidential / Not for Redistribution

Electriq’s Leading Management Team Frank Magnotti CEO Years of Experience: 38 / 30 Industry Founded Comverge, a pioneer of virtual power plant and virtual peaking capacity contracts with utilities and ISO’s 6 GW of demand response to ~5mm homes; Believed to be the first pure play smart grid company to go public General manager of utility solutions at AT&T and program manager at Bell Labs Comverge® energy made better AT&T fluitec® MEASURE. CONSULT. TREAT. Lucent Technologies Jim Van Hoof COO and General Counsel Years of Experience: 36 / 8 Industry Joined Electriq after working as CFO for Ionic Materials, a developer seeking breakthrough innovation in battery materials Former VP of Growth & Innovation at Hubbell Incorporated, Chief Tax Officer for Bunge and VP and CFO for UTC Power IONIC materials HUBBELL UTC Power A United Technologies Company BUNGE Petrina Thomson Chief Financial Officer Jan Klube Chief Technology Officer Ozlem Fonda Chief Human Resources Officer Troy Anatra Chief Commercial Officer Frank Evans Chief Services Officer Pravin Bhagat Chief Marketing Officer Jeff Besen VP, Finance Jim Lovewell Co-Founder & Chief Scientist Chinedu Igbokwe VP, Services Maria Ravn Huusom SVP, Operations Aric Saunders VP, Business Development Tara Calnek Controller Representative Prior Experience DAYSTAR POWER ENPPHASE PHILIPS Raytheon Technoligies SIEMENS Sun® microsystems Vestas® YASKAWA SOLECTRIA SOLAR 36

ELECTRIQ POWER 6. Appendix

Income Statement[1][2]

2021 to 2023 Revenue CAGR = 526%

($ in millions)

Revenue	1Q23	2Q23	3Q23	4Q23	FY21(A)	FY22	FY23
System Revenues	14.2	26.6	39.1	52.3	3.0	21.3	132.3
Virtual Peaking Capacity Revenues	0.0	0.0	0.1	0.2	–	–	0.4
O&M Revenues	0.0	0.0	0.0	0.0	–	0.0	0.1
Other Revenues (Tier 3 Support, PPA, Warranty)	0.1	0.2	0.2	0.3	0.4	0.0	0.8
Total Revenues	**$14.3**	**$26.8**	**$39.5**	**$52.9**	**$3.4**	**$21.4**	**$133.5**
COGS							
System COGS	(10.9)	(19.8)	(28.7)	(38.1)	(2.8)	(19.0)	(97.5)
Virtual Peaking Capacity COGS	(0.0)	(0.0)	(0.1)	(0.1)	–	–	(0.2)
O&M COGS	(0.0)	(0.0)	(0.0)	(0.0)	–	(0.0)	(0.0)
Other COGS	–	–	–	–	(0.2)	–	–
Total COGS	**($10.9)**	**($19.8)**	**($28.8)**	**($38.2)**	**($2.9)**	**($19.0)**	**($97.7)**
Gross Profit	**$3.4**	**$7.0**	**$10.7**	**$14.6**	**$0.5**	**$2.4**	**$35.8**
Gross Margin	*23.6%*	*26.2%*	*27.2%*	*27.7%*	*13.4%*	*11.0%*	*26.8%*
Expenses							
Research & Development	(1.2)	(1.3)	(1.3)	(1.3)	(2.6)	(4.3)	(5.2)
Sales & Marketing	(1.4)	(1.8)	(2.3)	(2.7)	(2.0)	(3.8)	(8.2)
General & Administrative	(2.9)	(3.9)	(4.6)	(5.1)	(9.3)	(9.3)	(16.5)
Income / Loss From Operations	**($2.2)**	**($0.0)**	**$2.6**	**$5.5**	**($13.4)**	**($15.1)**	**$5.9**
Other Income / (Expense)[3]	0.2	0.1	0.1	0.1	0.2	0.0	0.6
Interest expense	(0.8)	(0.6)	–	–	(0.2)	(2.0)	(1.4)
Other Miscellaneous Expense	–	–	–	–	(0.2)	(0.0)	–
Financial Instruments Revalue / Remeasurement Expense	–	–	–	–	(21.0)	(26.8)	–
Net Income	**($2.9)**	**($0.5)**	**$2.7**	**$5.6**	**($34.6)**	**($44.0)**	**$5.0**
Add back:							
Depreciation & Amortization	0.0	0.0	0.0	0.0	0.1	0.1	0.1
Interest income	(0.2)	(0.1)	(0.1)	(0.1)	–	(0.0)	(0.6)
Interest expense	0.8	0.6	–	–	0.2	2.0	1.4
Financial Instruments Revalue / Remeasurement Expense	–	–	–	–	21.0	26.8	–
Stock Compensation Expense	–	–	–	–	4.4	0.5	–
Adjusted EBITDA	**($2.1)**	**$0.0**	**$2.6**	**$5.5**	**($8.8)**	**($14.5)**	**$6.0**
Adjusted EBITDA Margin	*(15%)*	*0%*	*7%*	*10%*	*(259%)*	*(68%)*	*5%*

1. Unaudited.
2. Assumes a portion of targets in master agreement with Santa Barbara and MOUs / LOIs with City of Parlier, New Channel Partner, Access TAB and Barrio Electrico and purchase orders with major white label partner are delivered.
3. Other Income / (Expense) includes interest income on cash balance @ 0.5% annual interest rate (not included in Adjusted EBITDA).

38

Net Working Capital Estimates(1) Total Inventory Balance ($mm) $29.0 $22.9 $24.8 $4.0 $22.4 $22.0 $21.1 $3.8 $2.8 $1.8 $ 2.9 $2.7 $0.9 $2.4 $0.8 $2.4 $1.2 $3.8 $1.7 $5.2 $1.8 $5.4 $1.2 $3.8 $10.3 $10.6 $10.6 $7.1 $10.1 $9.8 $5.8 $7.5 $7.0 $5.5 $5.0 $4.3 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Prepaid Expenses - Inventory Deposits Total Batteries Inverters Enclosures Panels Other Receivables Balance ($mm) $19.0 $14.5 $10.1 $6.0 $2.4 $1.7 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Accounts Payable ($mm) $13.9 $13.1 $10.6 $7.5 $4.7 $3.2 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Net Working Capital(2) ($mm) $23.0 $19.8 $18.9 $16.9 $16.7 $14.5 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 1. Based on company projected financials. 2. Net Working Capital = Current Assets (excluding cash) less Current Liabilities. 39

Multiple Levers for Potential Margin Expansion Near Term Adjusted EBITDA Margin Expansion Scale through operating leverage expected as the company delivers growing unit volumes Segment mix shift anticipated from lower margin White Label to higher margin Sustainable Communities Network revenue Potential Longer Term Adjusted EBITDA Margin Expansion Potential continued scale expansion through operating leverage as the company delivers growing unit volumes Potential addition of high margin software and grid service / Virtual Power Plant revenue Potential COGS reduction through supply chain efficiencies as vendors add higher production capacity for battery and solar units 4.5% Projected 2023 Adjusted EBITDA Margin 2.9% Projected Benefit from Scale 3.0% Projected Benefit from Segment Shift 10.4% Projected 4Q’23 Run-Rate Adjusted EBITDA Margin 5-6% Potential Benefit from Scale 4-5% Potential Benefit from Software and Services 2-3% Potential Benefit from COGS Reduction 22-24% Potential Longer Term Adjusted EBITDA Margin 40

Risk Factors Electriq is a relatively new company with a history of losses, and we expect to incur significant expenses for the foreseeable future. We cannot be certain that we will achieve or sustain profitability. Electriq’s limited operating history and its rapidly evolving industry make it difficult to evaluate Electriq’s business, the risks and challenges it may face and future prospects. Electriq’s operating and financial results and growth forecast rely in large part upon assumptions and analyses developed by Electriq If these assumptions or analyses prove to be incorrect, Electriq’s actual operating results may be materially different from Electriq’s forecasted results. The energy storage industry is highly competitive and rapidly changing. Our business may be adversely affected if we cannot adapt quickly and effectively. A recession could reduce demand for our products and materially harm our business. Potential tariffs or a global trade war have increased our costs and could further increase the cost of our products. Almost all of our revenues in 2020, 2021, and the first two quarters of 2022 were derived from 2 customers, and one of our customers accounted for greater than 90 percent of our revenue in the first two quarters of 2022. There is no assurance that non-binding letters of intent and memoranda of understanding included in our projections will be converted into binding contracts. Our counterparties may cancel or delay entering into contracts based on the non-binding letters of intent and memoranda of understanding. We expect to derive a large portion of our revenue from installations that are associated with contracts with government entities. Contracts with government entities are subject to a number of challenges and risks. If we are unable to enter into such contracts on a timely basis, our growth, revenue and results of operations may not meet our projections. We rely on a small number of third party suppliers. This reliance on third parties increases the risk that necessary components of our products may not be delivered according to our schedule and at prices, quality levels and volumes acceptable to us. We expect to rely on project finance capital to fund installation of our products in the Sustainable Communities Network market, and that funding may be unavailable or expensive. A significant portion of our purchased components are sourced in a small number of foreign countries, exposing us to additional risks that might not exist if our suppliers were more geographically diversified or were located in the United States. Increases in costs, disruption of supply or shortage of materials, in particular for inverters and lithium iron phosphate cells, could harm our business. The ongoing COVID-19 pandemic has impacted and may continue to adversely affect our supply chain, demand for our products and our business. 41

Risk Factors (Cont’d) Our hardware and software integrated energy storage solution may not achieve broad market acceptance, which would prevent us from increasing our revenue and market share. If demand for energy storage solutions does not grow or grows at a slower rate than we anticipate, including as a result of the ongoing COVID-19 pandemic, our business will suffer. We depend on a small number of wholesale dealers and installers to assist in selling our products to customers. As our business grows, we will be required to find a significant number of additional dealers and installers. Loss of dealers or installers, the failure of dealers or installers to perform as expected or the inability to find additional dealers and installers could harm our business and impair our ability to meet our projections. The success of our energy storage system may depend in part upon our ability to continue to work closely with leading solar module manufacturers. A drop in the retail price of electricity derived from the utility grid or from alternative energy sources may reduce demand for our products and impact our ability to meet our projections for growth, revenue and results of operations. The reduction, elimination or expiration of government subsidies and economic incentives for on-grid solar electricity applications could reduce demand for solar photovoltaic systems and harm our business. We may, in the future, experience delays or other complications in the design, manufacture, launch and production ramp of our energy storage products which could harm our business, prospects, reputation, financial condition and operating results. Our planned expansion of our business could also subject us to additional business, financial and competitive risks. We may experience material disruptions to our operations, including, but not limited to, natural disasters, terrorist attacks or other catastrophic events. 42